SUPPLEMENT DATED NOVEMBER 9, 2026 TO
THE PROSPECTUSES DATED FEBRUARY 1, 2026
AND MAY 1, 2026, as supplemented,
OF VANECK ETF TRUST

This Supplement updates certain information contained in the above-dated Prospectuses for VanEck ETF Trust (the “Trust”) regarding VanEck Gold Miners ETF, VanEck Mortgage REIT Income ETF and VanEck Video Gaming and eSports ETF (each, a “Fund”, together, the “Funds”), each a series of the Trust. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

MarketVector IndexesTM GmbH (“MarketVector”), the index provider for each of the Funds, has announced an upcoming change in the reconstitution frequency for each of MarketVectorTM Global Gold Miners Index, MVIS® US Mortgage REITs Index and MVIS® Global Video Gaming & eSports Index (each, an “Index”).

Effective with MarketVector’s scheduled December 2026 review of each Index, each Index will be reconstituted semi-annually in March and September and rebalanced quarterly. MarketVector may delay or change a scheduled rebalancing or reconstitution of each Index or the implementation of certain rules at its sole discretion. Accordingly, effective immediately, all references to the reconstitution frequency of each Index in each Fund’s Prospectus are revised to reflect a semi-annual reconstitution.

Please retain this supplement for future reference.